Fair Value Measurements and Financial Instruments	12 Months Ended
Dec. 31, 2018
Fair Value Disclosures [Abstract]
Fair Value Measurements and Financial Instruments

Note 9. Fair Value Measurements and Financial Instruments
Recurring Fair Value Measurements
The following table presents the balances of assets and liabilities measured at fair value on a recurring basis as of December 31, 2018:

			(dollars in millions)
	Level 1(1)	Level 2(2)	Level 3(3)	Total
Assets:
Other assets:
Fixed income securities	$—	$405	$—	$405
Interest rate swaps	—	3	—	3
Cross currency swaps	—	220	—	220
Interest rate caps	—	14	—	14
Total	$—	$642	$—	$642

Liabilities:
Other liabilities:
Interest rate swaps	$—	$813	$—	$813
Cross currency swaps	—	536	—	536
Forward starting interest rate swaps	—	60	—	60
Interest rate caps	—	4	—	4
Total	$—	$1,413	$—	$1,413

The following table presents the balances of assets and liabilities measured at fair value on a recurring basis as of December 31, 2017:

			(dollars in millions)
	Level 1 (1)	Level 2 (2)	Level 3 (3)	Total
Assets:
Other assets:
Equity securities	$74	$—	$—	$74
Fixed income securities	—	366	—	366
Interest rate swaps	—	54	—	54
Cross currency swaps	—	450	—	450
Interest rate caps	—	6	—	6
Total	$74	$876	$—	$950

Liabilities:
Other liabilities:
Interest rate swaps	$—	$413	$—	$413
Cross currency swaps	—	46	—	46
Total	$—	$459	$—	$459

(1) Quoted prices in active markets for identical assets or liabilities
(2) Observable inputs other than quoted prices in active markets for identical assets and liabilities
(3) Unobservable pricing inputs in the market

Equity securities measured at fair value on a recurring basis consist of investments in common stock of domestic and international corporations measured using quoted prices in active markets. Equity securities in the table above excludes certain of our equity investments, which were previously accounted for under the cost method, as they do not have readily determinable fair values. Beginning January 1, 2018 these investments have been measured using a quantitative approach under the practicability exception offered by ASU 2016-01. Such investments are measured at cost, less any impairment, plus or minus changes resulting from observable price changes in orderly transactions for an identical or similar investment of the same issuer and are included in Investments in unconsolidated businesses in our consolidated balance sheets. As of December 31, 2018, the carrying amount of our investments without readily determinable fair values was $0.2 billion. During 2018, there were insignificant adjustments due to observable price changes and we recognized an insignificant impairment charge.

Fixed income securities consist primarily of investments in municipal bonds. For fixed income securities that do not have quoted prices in active markets, we use alternative matrix pricing resulting in these debt securities being classified as Level 2.

Derivative contracts are valued using models based on readily observable market parameters for all substantial terms of our derivative contracts and thus are classified within Level 2. We use mid-market pricing for fair value measurements of our derivative instruments. Our derivative instruments are recorded on a gross basis.

We recognize transfers between levels of the fair value hierarchy as of the end of the reporting period. There were no transfers between Level 1 and Level 2 during 2018 and 2017.

Fair Value of Short-term and Long-term Debt
The fair value of our debt is determined using various methods, including quoted prices for identical terms and maturities, which is a Level 1 measurement, as well as quoted prices for similar terms and maturities in inactive markets and future cash flows discounted at current rates, which are Level 2 measurements. The fair value of our short-term and long-term debt, excluding capital leases, was as follows:

			(dollars in millions)
At December 31,	2018		2017
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Short- and long-term debt, excluding capital leases	$112,159	$118,535	$116,075	$128,658

Derivative Instruments
The following table sets forth the notional amounts of our outstanding derivative instruments:

		(dollars in millions)
At December 31,	2018	2017
Interest rate swaps	$19,813	$20,173
Cross currency swaps	16,638	16,638
Forward starting interest rate swaps	4,000	—
Interest rate caps	2,218	2,840
Foreign exchange forwards	600	—

Interest Rate Swaps
We enter into interest rate swaps to achieve a targeted mix of fixed and variable rate debt. We principally receive fixed rates and pay variable rates based on the LIBOR, resulting in a net increase or decrease to Interest expense. These swaps are designated as fair value hedges and hedge against interest rate risk exposure of designated debt issuances. We record the interest rate swaps at fair value in our consolidated balance sheets as assets and liabilities. Changes in the fair value of the interest rate swaps are recorded to Interest expense, which are offset by changes in the fair value of the hedged debt due to changes in interest rates.

During 2018, we entered into interest rate swaps with a total notional value of $0.7 billion and settled interest rate swaps with a total notional value of $1.1 billion. During 2017, we entered into interest rate swaps with a total notional value of $7.5 billion and settled interest rate swaps with a total notional value of $0.5 billion.

The ineffective portion of these interest rate swaps was insignificant for the years ended December 31, 2018 and 2017.

The following amounts were recorded in Long-term debt in our consolidated balance sheets related to cumulative basis adjustments for fair value hedges:

	(dollars in millions)
At December 31,	2018	2017
Carrying amount of hedged liabilities	$18,903	$19,723
Cumulative amount of fair value hedging adjustment included in the carrying amount of the hedged liabilities	(785)	(316)

Cross Currency Swaps
We have entered into cross currency swaps designated as cash flow hedges to exchange our British Pound Sterling, Euro, Swiss Franc and Australian Dollar-denominated cash flows into U.S. dollars and to fix our cash payments in U.S. dollars, as well as to mitigate the impact of foreign currency transaction gains or losses.

During 2018, a pre-tax loss of $0.7 billion was recognized in Other comprehensive income (loss) with respect to these swaps.

During 2017, we entered into cross currency swaps with a total notional value of $14.0 billion and settled $10.2 billion notional amount of cross currency swaps. A pre-tax gain of $1.4 billion was recognized in Other comprehensive income (loss) with respect to these swaps.

A portion of the gains and losses recognized in Other comprehensive income (loss) was reclassified to Other income (expense), net to offset the related pre-tax foreign currency transaction gain or loss on the underlying hedged item.

Forward Starting Interest Rate Swaps
We have entered into forward starting interest rate swaps designated as cash flow hedges in order to manage our exposure to interest rate changes on future forecasted transactions.

During 2018, we entered into forward starting interest rate swaps with a total notional value of $4.0 billion. During 2018, a pre-tax loss of $0.1 billion was recognized in Other comprehensive income (loss).

We hedge our exposure to the variability in future cash flows of based on the expected maturities of the related forecasted debt issuance.

Net Investment Hedges
We have designated certain foreign currency instruments as net investment hedges to mitigate foreign exchange exposure related to non-U.S. dollar net investments in certain foreign subsidiaries against changes in foreign exchange rates. The notional amount of the Euro-denominated debt as a net investment hedge was $0.8 billion and $0.9 billion at December 31, 2018 and 2017, respectively.

Undesignated Derivatives
We also have the following derivative contracts which we use as economic hedges but for which we have elected not to apply hedge accounting.

Interest Rate Caps
We enter into interest rate caps to mitigate our interest exposure to interest rate increases on our ABS Financing Facility and Asset-Backed Notes. During 2017, we entered into interest rate caps with a notional value of $0.3 billion. During both 2018 and 2017, we recognized an insignificant amount in Interest expense.

Foreign Exchange Forwards
We enter into British Pound Sterling and Euro foreign exchange forwards to mitigate our foreign exchange rate risk related to non-functional currency denominated monetary assets and liabilities of international subsidiaries. During 2018, we entered into foreign exchange forwards with a total notional value of $2.8 billion and settled foreign exchange forwards with a total notional value of $2.2 billion.

Treasury Rate Locks
We entered into treasury rate locks with a total notional value of $2.0 billion to hedge the tender offers conducted in September 2018 for eight series of notes issued by Verizon with coupon rates ranging from 3.850% to 5.012% and maturity dates ranging from 2039 to 2055 (September Tender Offers). Upon the early settlement of the September Tender Offers, we settled these hedges. During 2018, we recognized an insignificant loss related to treasury rate locks in Other income (expense), net.

Concentrations of Credit Risk
Financial instruments that subject us to concentrations of credit risk consist primarily of temporary cash investments, short-term and long-term investments, trade receivables, including device payment plan agreement receivables, certain notes receivable, including lease receivables and derivative contracts.

Counterparties to our derivative contracts are major financial institutions with whom we have negotiated derivatives agreements (ISDA master agreements) and credit support annex (CSA) agreements which provide rules for collateral exchange. Our CSA agreements entered into prior to the fourth quarter of 2017 generally require collateralized arrangements with our counterparties in connection with uncleared derivatives. During 2017, we paid an insignificant amount of cash to extend amendments to certain of our collateral exchange arrangements, which eliminated the requirement to post collateral for a specified period of time. Additionally, during the fourth quarter of 2017, we began negotiating and executing new ISDA master agreements and CSA agreements with our counterparties. The negotiations and executions of new agreements continued in 2018. The newly executed CSA agreements contain rating based thresholds such that we or our counterparties may be required to hold or post collateral based upon changes in outstanding positions as compared to established thresholds and changes in credit ratings. At December 31, 2018, we posted collateral of approximately $0.1 billion related to derivative contracts under collateral exchange arrangements, which were recorded as Prepaid expenses and other in our consolidated balance sheet. We did not post any collateral at December 31, 2017. While we may be exposed to credit losses due to the nonperformance of our counterparties, we consider the risk remote and do not expect that any such nonperformance would result in a significant effect on our results of operations or financial condition due to our diversified pool of counterparties.